Newsmax Announces First Quarter 2026
Financial Results

Company Reports Quarterly Revenues of $51.7 million, a 14.0% Year-Over-Year Increase

Broadcast Revenues Increase to $43.7 million, a 20.8% Increase Year-Over-Year

Company Reaffirms Full-Year 2026 Revenue Guidance, Representing Accelerated Year-Over-Year Growth of 13% at the Midpoint

BOCA RATON, FL – May 14, 2026 – Newsmax Inc. (NYSE: NMAX) (“Newsmax” or the “Company”) today announced its financial results for the first quarter ended March 31, 2026.

First Quarter 2026 Business and Operational Highlights

•Delivered broad first quarter audience reach, with 30.4 million total viewers and 13.3 million Adults 35-64, reinforcing Newsmax’s position as the fourth highest-rated cable news channel and a top fifteen cable network across key dayparts.
•Continued to strengthen the Company’s multi-platform audience ecosystem, with social media followers rising to 24.7 million as of March 31, 2026.
•Increased content offering through continued investment in Newsmax+ and in premium programming, including the expansion of World at War / War & Warriors, where available titles increased more than 200%.
•Continued to advance our international growth strategy by expanding our licensing agreement with Telecom Serbia and Newsmax Poland.

Management Commentary

“Newsmax delivered a strong start to 2026, with broad audience reach across cable, streaming and digital while continuing to strengthen the scale of our platform,” said Christopher Ruddy, Chief Executive Officer of Newsmax. “In the first quarter, we increased viewership, gained traction with younger demographics and saw continued momentum across Newsmax2, Newsmax+ and social media. While the industry is lapping unusually high election-driven news consumption from early 2025, our first quarter rankings demonstrate that Newsmax continues to perform strongly in a more normalized environment. We are also making further strides as a global news brand and continuing to attract unique viewers that reinforce the significant opportunity we see in the under-served center-right market. These results reflect the strength of our brand, the loyalty of our audience and the value of our multi-platform strategy.”

Looking ahead, we see meaningful opportunity to build on this momentum through continued investment in content, broader distribution and deeper audience engagement across all of our platforms,” Ruddy continued. “As the media landscape evolves, we believe Newsmax is well positioned to expand its reach, strengthen monetization and deliver sustainable long-term growth by providing independent, values-driven journalism that resonates with viewers in the United States and around the world.

“Our first quarter results reflect continued progress in executing our growth strategy,” commented Darryle Burnham, Chief Financial Officer of Newsmax. “We saw solid revenue growth driven by affiliate fees and licensing, while we continue to invest behind this growth in programming, production and our OTT initiatives to support long-term expansion. With a strong balance sheet and disciplined approach to capital allocation, we remain confident in our financial outlook and are maintaining our full-year guidance as we continue to invest in initiatives that drive sustainable, long-term shareholder value.”

Financial Results:
Revenue by Segment by Component Table (unaudited):

($ in millions)	Three Months Ended March 31,
	2026	2025	$ Change	% Change
Broadcasting
Advertising	$23.7	$24.6	$(0.9)	(3.7)%
Affiliate fee	13.0	7.4	5.6	75.2%
Subscription	3.5	3.7	(0.2)	(5.9)%
Licensing	3.5	0.4	3.0	697.1%
Total Broadcasting revenues	$43.7	$36.2	$7.5	20.8%

Digital
Advertising	$3.5	$4.3	$(0.8)	(18.1)%
Subscription	3.0	3.3	(0.3)	(10.1)%
Product sales	1.5	1.6	(0.1)	(3.5)%
Total Digital revenues	$8.0	$9.1	$(1.2)	(12.7)%
Total Revenues	$51.7	$45.3	$6.4	14.0%

First Quarter 2026 Financial Highlights:

•Newsmax reported total quarterly revenues of $51.7 million for the three-month period ended March 31, 2026, representing a 14.0% year-over-year increase.
•Total broadcasting revenues grew 20.8% year-over year to $43.7 million for the first quarter of 2026, primarily driven by an increase in affiliate fee revenue attributed to timing of new contractual relationships and expanded international licensing agreements.
•Newsmax reported a quarterly net loss of $(2.2) million as compared to a net loss of $(17.2) million reported in same quarter in the prior year, primarily driven by higher total revenue, lower legal expenses and improved other income, partially offset by higher production headcount, programming and production costs, continued investment in Newsmax2 and higher stock-based compensation.
•Quarterly adjusted EBITDA was $(0.4) million, a decrease of $(0.8) million from the amount reported in the same quarter last year, primarily due to higher production, programming and personnel costs to support ongoing content and OTT investment, partially offset by growth in affiliate fee revenue in the broadcast segment. See reconciliation of net loss to adjusted EBITDA below.

•The Company ended the quarter with $129.1 million in cash and short-term investments. Cash and cash equivalents were $17.2 million and short-term investments were $111.9 million.

The Company is reiterating its previously issued full-year 2026 revenue guidance of $212 million to $216 million, representing 13% year-over-year growth at the midpoint of the range.

About Newsmax

Newsmax Inc. is listed on the NYSE (NMAX) and operates, through Newsmax Broadcasting LLC, one of the nation's leading news outlets, the Newsmax channel. The fourth highest-rated network is carried on all major pay TV providers. Newsmax's media properties reach more than 50 million Americans regularly through Newsmax TV, the Newsmax App, its popular website Newsmax.com, and publications such as Newsmax Magazine. Through its social media accounts, Newsmax reaches over 25 million combined followers. Reuters Institute says Newsmax is one of the top U.S. news brands and Forbes has called Newsmax "a news powerhouse."

For more information, please visit Investor Relations | Newsmax Inc.

Investor Contacts

Newsmax Investor Relations
ir@newsmax.com

Forward-Looking Statements

This communication contains forward-looking statements. From time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Forward-looking statements can be identified by those that are not historical in nature. The forward-looking statements discussed in this communication and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. Newsmax does not guarantee future results, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. Forward-looking statements should not be relied upon as predictions of future events. We are under no duty to update any of these forward-looking statements after the date of this communication to conform our prior statements to actual results or revised expectations, and we do not intend to do so. Factors that may cause actual results to differ materially from current expectations include various factors, including but not limited changes in domestic and global general economic and macro-economic conditions and the volatility of the price of Common Stock that may result from, among other things, comments by securities analysts or other third parties, including blogs, articles, message boards and social and other media, large shareholders exiting their position in our Common Stock, any negative public perception of us, sales of shares previously registered for resale, or other uncertainties and the factors set forth in the sections entitled "Risk Factors" in Newsmax's Annual Report on Form 10-K for the twelve months ended December 31, 2025 and other filings Newsmax makes with the Securities and Exchange Commission. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Undue reliance should not be placed on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein.

USE AND DEFINITION OF NON-GAAP FINANCIAL MEASURES

This press release contains a financial measure that has not been prepared in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). This financial measure is Adjusted EBITDA.

Non-GAAP financial measures are used to supplement the financial information presented on a U.S. GAAP basis and should not be considered in isolation or as a substitute for the relevant U.S. GAAP measures and should be read in conjunction with information presented on a U.S. GAAP basis. Because not all companies use identical calculations, our presentation of Non-GAAP measures may not be comparable to other similarly titled measures of other companies.

Adjusted EBITDA1 is defined as revenues less cost of revenues and general and administrative expenses and does not include depreciation, amortization related to the incremental costs to obtain a contract, interest expense, net, impairment charges, unrealized gains (losses) on marketable securities, stock-based compensation, other corporate matters (consisting primarily of certain litigation expenses, and related fees, for specific legal proceedings that the Company has determined are infrequent and unusual in terms of their magnitude), other, net, and income tax expense.

You are encouraged to evaluate each adjustment used in calculating our non-GAAP financial measure and the reasons we consider our non-GAAP financial measure appropriate for
1 The Company compensates for limitations of the adjusted EBITDA measure by prominently disclosing GAAP net loss, which the Company believes is the most directly comparable GAAP measure, and providing investors with a reconciliation from GAAP net loss to adjusted EBITDA.

supplemental analysis. In evaluating our non-GAAP financial measure, you should be aware that in the future we may incur expenses similar to the adjustments in our presentation. Our non-GAAP financial measure has limitations as an analytical tool, and you should not consider this measure in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of our non-GAAP financial measure should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our non-GAAP financial measure may not be comparable to other companies. Please see a historical reconciliation of this measure to the most comparable GAAP measure presented in our consolidated financial statements below.

NEWSMAX INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	March 31, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$17,198,760	$20,433,021
Funds held in escrow	20,000,000	20,000,000
Investments	111,896,268	110,895,693
Accounts receivable, net	38,293,087	33,414,435
Inventories, net	2,010,130	2,027,168
Prepaid expenses and other current assets	10,704,282	8,690,490
Total current assets	200,102,527	195,460,807
Property and equipment, net	6,902,752	6,264,885
Right of use assets	7,893,359	8,823,716
Other assets	11,359,217	9,293,670
Funds held in escrow	-	20,000,000
Total assets	$226,257,855	$239,843,078
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$16,277,687	$16,770,777
Accrued expenses	20,008,943	14,894,949
Deferred revenue	13,480,873	12,599,119
Lease liability	3,643,566	4,062,971
Settlement liability	26,250,513	26,487,028
Share repurchase liability	6,461,320	6,461,320
Total current liabilities	86,122,902	81,276,164
Long-term liabilities:
Deferred revenue, net of current portion	2,522,836	3,148,945
Lease liability, net of current portion	4,681,137	5,292,095
Other long-term liabilities	3,879,167	925,000
Settlement liability, net of current portion	22,027,017	43,152,322
Total liabilities	119,233,059	133,794,526

Stockholders’ equity
Class A common stock, 0.001 par value; 50,000,000 shares authorized; 39,239,297 shares issued and outstanding at par as of March 31, 2026 and December 31, 2025; Class B common stock, 0.001 par value; 940,000,000 shares authorized 89,899,158 and 89,889,822 shares issued and outstanding at March 31, 2026 and December 31, 2025, respectively.	129,138	129,129
Additional paid-in capital	436,731,324	433,325,830
Accumulated other comprehensive income	223,316	464,365
Accumulated deficit	(330,058,982)	(327,870,772)
Total stockholders’ equity	107,024,796	106,048,552
Total liabilities and stockholders’ equity	$226,257,855	$239,843,078

NEWSMAX INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE THREE MONTHS ENDED MARCH 31,
(Unaudited)

	2026	2025
Revenues:
Service revenue	$50,146,781	$43,735,340
Product revenue	1,511,710	1,566,367
Total revenues	51,658,491	45,301,707

Cost of services	30,761,471	24,648,465
Cost of products sold	968,292	1,191,106
Gross profit	19,928,728	19,462,136

General and administrative expenses:
Personnel costs	9,048,634	8,013,416
Advertising costs	5,361,998	4,418,454
Depreciation	566,819	736,875
Other corporate matters	—	9,667,603
Other	9,420,361	8,198,568
Total general and administrative expenses	24,397,812	31,034,916

Loss from operations	(4,469,084)	(11,572,780)

Other income (expense), net
Interest and dividend income	1,343,812	1,054,286
Interest expense	(2,950)	(6,055)
Unrealized gain on marketable securities	978,911	1,585,580
Other, net	(38,899)	(8,288,556)
Total other income (expense), net	2,280,874	(5,654,745)

Net loss before income taxes	(2,188,210)	(17,227,525)

Income tax expense	—	5,000
Net loss	$(2,188,210)	$(17,232,525)

Other comprehensive income:
Unrealized (loss) gain on available for sale debt investments, net of income tax	(241,049)	482,391
Comprehensive loss	$(2,429,259)	$(16,750,134)

Weighted average common stock outstanding, basic and diluted	128,491,597	44,895,546
Net loss per share attributable to common stockholders, basic and diluted	$(0.02)	$(0.49)

NEWSMAX INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31,
(Unaudited)

	2026	2025
Cash flows from operating activities:
Net loss	$(2,188,210)	$(17,232,525)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,523,571	1,540,440
Stock-based compensation	3,355,369	1,577,109
Change in fair value of warrant liability	-	1,824,179
Change in fair value of derivative liability	-	6,104,230
Provision for (recovery of) credit losses	331,760	(118,266)
Unrealized gain on investments	(890,275)	(1,585,580)
Lease expense	930,357	889,411
Changes in operating assets and liabilities:
Accounts receivable	(5,210,412)	(540,358)
Inventory	17,038	(90,331)
Prepaid expenses and other current assets	(2,013,792)	(758,633)
Funds released from escrow	20,000,000	-
Other asset	(3,022,299)	(472,398)
Accounts payable	(1,407,567)	577,173
Accrued expenses	5,113,994	4,006,055
Lease liabilities	(1,030,363)	(1,005,711)
Settlement liability	(21,361,820)	(10,322,243)
Other long-term liabilities	2,954,167	-
Deferred revenue	255,645	(118,511)
Net cash used in operating activities	(2,642,837)	(15,725,959)

Cash flows from investing activities:
Purchase of investments	(351,349)	(36,672,837)
Proceeds from maturity of investments	-	7,250,000
Purchase of property and equipment	(242,854)	(40,786)
Net cash used in investing activities	(594,203)	(29,463,622)

Cash flows from financing activities:
Proceeds from issuance of convertible preferred stock, net	-	80,742,222
Proceeds from issuance of common stock IPO, net	-	67,469,857
Proceeds from exercise of stock options	50,134	-
Payment of dividend	-	(304,930)
Principal payment under finance lease obligation	(47,355)	(51,761)
Net cash provided by financing activities	2,779	147,855,388
Net change in cash	(3,234,261)	102,665,806
Cash and cash equivalents – beginning	20,433,021	24,052,887
Cash and cash equivalents – ending	$17,198,760	$126,718,693

NEWSMAX INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
FOR THE THREE MONTHS ENDED MARCH 31,
(Unaudited)

	2026	2025
Supplemental disclosures of cash flow information:
Operating lease assets obtained in exchange for operating lease liabilities	$-	$28,391
Interest paid	$-	$586

Non-cash investing transactions:
Property and equipment acquired through accounts payable:	$914,477	$195,722
Non-cash financing activities:
Common stock issuance costs acquired through accounts payable	$-	$(337,458)
Common stock issuance costs reclassified from prepaid expenses	$-	$(1,798,989)
Issuance of warrants in connection with the issuance of convertible stock	$-	$1,144,976
Preferred stock cancellations to be refunded	$-	$(115,000)
Accrued dividends payable	$-	$610,139
IPO funds receivable in escrow	$-	$750,000

NEWSMAX INC.
NON-GAAP ADJUSTED EBITDA RECONCILIATION
FOR THE THREE MONTHS ENDED MARCH 31,
(Unaudited)

	2026	2025
Net loss	$(2,188,210)	$(17,232,525)
Add
Depreciation	566,819	736,875
Amortization	192,562	39,375
Interest, net	(1,340,862)	(1,048,231)
Unrealized gain on marketable securities	(978,911)	(1,585,579)
Stock-based compensation	3,355,369	1,577,110
Other corporate matters[2]	-	9,667,603
Other, net[3]	38,899	8,288,556
Income tax expense	-	5,000
Adjusted EBITDA[4]	$(354,336)	$448,184
2 Comprised of certain litigation expenses, and related fees, for specific legal proceedings that we have determined are infrequent and unusual in terms of their magnitude.
3 Comprised of miscellaneous items such as derivative adjustments, income tax credits, and unrealized gains on securities
4 For a discussion of Adjusted EBITDA, see “Non-GAAP Financial Measures”.